UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report: January 17, 2020
(Date of earliest event reported)

E*TRADE Financial Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	001-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

671 N. Glebe Road, Arlington, Virginia 22203
(Address of Principal Executive Offices and Zip Code)

(646) 521-4340
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	ETFC	The Nasdaq Stock Market LLC NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                                          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

E*TRADE Financial Corporation (the “Company”) announced that Corporate Controller and Principal Accounting Officer, Brent Simonich will assume the Chief Risk Officer role effective as of January 17, 2020 (the “Effective Date”) after Paul Brandow advised the Company of his decision to retire.  Upon Mr. Simonich’s appointment as Chief Risk Officer on the Effective Date, Dirk Wyckoff was appointed to serve as the Company’s Corporate Controller and Principal Accounting Officer.

Spanning a 20-year tenure at E*TRADE, Mr. Wyckoff, age 43 has held a variety of leadership roles within the Controller organization, most recently serving as the Controller of E*TRADE Bank and E*TRADE Savings Bank.  Prior to E*TRADE, Mr. Wyckoff worked at KPMG where he supported assurance and consulting engagements within the financial services industry.  Mr. Wyckoff holds a BS in Accounting from Virginia Polytechnic Institute and State University.

In connection with Mr. Wyckoff’s appointment as the Company’s Corporate Controller and Principal Accounting Officer, as of the Effective Date, Mr. Wyckoff will receive an annual base salary of $350,000, an annual cash performance bonus with an annual target of $300,000 and an equity performance bonus with an annual target of $300,000 in the form of restricted stock units (“RSUs”).

There are no arrangements or understandings between Mr. Wyckoff and any other persons pursuant to which he was selected as Principal Accounting Officer.  There are also no family relationships between Mr. Wyckoff and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company also entered into a new employment agreement with Chad Turner, the Company’s Chief Financial Officer, in a form that is substantially similar to the employment agreements that apply to other executive officers of the Company (other than the CEO) and pursuant to which Mr. Turner will receive an annual base salary of $600,000, an annual cash performance bonus with an annual target of $650,000 and an annual equity performance bonus with an annual target of $1,450,000 ($725,000 in the form of RSUs and $725,000 in the form of performance share units).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2020

E*TRADE FINANCIAL CORPORATION

By:	/s/	Lori S. Sher
Lori S. Sher Corporate Secretary